                                                                   Exhibit 10.2

                       CONSENT, WAIVER AND FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


         THIS CONSENT, WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment"), dated as of June 26, 1998, is entered into among COMPUCOM SYSTEMS, INC., a Delaware corporation (the "Borrower"), COMPUCOM PROPERTIES, INC., a Delaware corporation ("Properties"), COMPUTER INTEGRATION CORP., a Delaware corporation ("CIC") (Properties and CIC being sometimes collectively referred to herein as the "Guarantors"), the lenders listed on the signature pages hereof (the "Lenders"), and NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., as Administrative Lender for the Lenders (in said capacity, the "Administrative Lender").

                                   BACKGROUND


         A. The Borrower, the Lenders and the Administrative Lender heretofore entered into a certain Amended and Restated Credit Agreement, dated as of November 3, 1997 (the "Credit Agreement"; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Guarantors have heretofore executed and delivered certain Loan Documents pursuant to which the Guarantors have guaranteed the indebtedness and obligations of the Borrower under, or in connection with, the Credit Agreement and pursuant to which the Guarantors have granted certain Liens to the Administrative Lender as security for such indebtedness and obligations.

         C. The Borrower has advised the Administrative Lender and the Lenders that the Borrower has entered into a certain Agreement and Plan of Merger, dated as of April 10, 1998, among the Borrower, CompuCom Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the Borrower (the "Acquisition Subsidiary") and Dataflex Corporation, a Florida corporation ("Dataflex") (such Agreement and Plan of Merger, together with the documents executed in connection therewith or in connection with the consummation of the transactions contemplated thereby, being collectively referred to herein as the "Dataflex Acquisition Documents"), pursuant to which (i) the Borrower, through the Acquisition Subsidiary, will acquire all of the issued and outstanding shares of the common stock, other outstanding securities and other indicia of ownership of Dataflex (or same will otherwise be terminated, retired or relinquished) and the Borrower will pay certain other costs and expenses associated with such transactions, for an aggregate amount not to exceed $25,000,000, (ii) the Borrower will repay certain existing indebtedness of Dataflex in an aggregate amount not to exceed $17,500,000 and (iii) Dataflex will merge with the Acquisition Subsidiary, with Dataflex being the surviving entity and a wholly-owned subsidiary of the Borrower.

         D. The Borrower and the Guarantors have requested that the Administrative Lender and the Lenders waive the Event of Default that would otherwise exist under clause (v) of Section 7.6 of the Credit Agreement by virtue of the consummation of the transactions contemplated by the Dataflex Acquisition Documents and that the Administrative Lender and the Lenders waive certain other requirements under the Credit Agreement in connection therewith, all as more fully described herein, and, subject to the terms, conditions and limitations set forth herein, the Administrative Lender and the Lenders are prepared to do so. The Borrower, the Guarantors, the Lenders and the Administrative Lender also desire to amend the Credit Agreement in certain respects.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Guarantors, the Lenders and the Administrative Lender covenant and agree as follows:

         1.       AMENDMENTS.

                  1.1 Article I of the Credit Agreement is hereby amended by adding thereto the following additional defined terms:

                  "`Borrower's Corporate Headquarters' means the building located at 7171 Forest Lane in Dallas, Texas, together with the land upon which such building is located and the other improvements located on such land."

                  "`CIC' means Computer Integration Corp., a Delaware corporation and a wholly-owned Subsidiary of the Borrower."

                  "`First Amendment' means that certain Consent, Waiver and First Amendment to Amended and Restated Credit Agreement, dated as of June 26, 1998, among the Borrower, Properties, CIC, the Administrative Lender and the Lenders."

                  "`First Amendment Initial Pricing Period' means the period from and including the effective date of the First Amendment to and including the First Amendment Rate Adjustment Date."

                  "`First Amendment Rate Adjustment Date' means the date which is two Business Days following the date that the Lenders receive the financial statements for the fiscal quarter ended September 30, 1998, required to be delivered pursuant to
                  Section 6.1 or 6.2 hereof, together with the Compliance Certificate in connection therewith, required to be delivered pursuant to Section 6.3 hereof."

                  "`Properties' means CompuCom Properties, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Borrower."

                  "`Replacement Facility A Notes' means the promissory notes of the Borrower evidencing Facility A Advances hereunder, substantially in the form of Exhibit A hereto, together with any extensions, renewals or amendments thereof, or substitutions therefor, which Replacement Facility A Notes constitute renewals, extensions, modifications and increases of and to the Facility A Notes and the indebtedness evidenced thereby."

                  "`Replacement Facility B Notes' means the promissory notes of the Borrower evidencing Facility B Advances hereunder, substantially in the form of Exhibit B hereto, together with any extensions, renewals or amendments thereof, or substitutions therefor, which Replacement Facility B Notes constitute renewals, extensions and modifications of and to the Facility B Notes and the indebtedness evidenced thereby."

                  "`Replacement Notes' means, collectively, the Replacement Facility A Notes and the Replacement Facility B Notes."

                  1.2 The definition of "Applicable LIBOR Rate Margin" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                  "`Applicable LIBOR Rate Margin'" means the following per annum percentages, applicable in the following situations:

(a)      First Amendment Initial Pricing Period                                    0.875%

(b)      Subsequent Pricing Period

         (1)      The Fixed Charge Coverage Ratio is greater than or equal         0.625%
                  to 2.50 to 1.00

         (2)      The Fixed Charge Coverage Ratio is less than 2.50 to 1.00        0.750%
                  but greater than or equal to 2.00 to 1.00

         (3)      The Fixed Charge Coverage Ratio is less than 2.00 to 1.00        0.875%
                  but greater than or equal to 1.50 to 1.00




         (4)      The Fixed Charge Coverage Ratio is less than 1.50 to 1.00        1.125%


The Applicable Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, on a quarterly basis according to the performance of the Borrower as tested by using the Fixed Charge Coverage Ratio calculated as of the end of each fiscal quarter during the Subsequent Pricing Period; provided, that each adjustment in the LIBOR Basis shall be effective with respect to LIBOR Advances (i) made following receipt by the Administrative Lender of the financial statements required to be delivered pursuant to Section 6.1 or 6.2 hereof, as applicable, for each such fiscal quarter, and the corresponding Compliance Certificate required pursuant to Section 6.3 hereof, on the date of making such LIBOR Advance and (ii) outstanding on the date of receipt of such financial statements and Compliance Certificate referred to in clause (i) immediately preceding, on the date which is two Business Days following the date of receipt of such financial statements and Compliance Certificate. If such financial statements and Compliance Certificate are not received by the Administrative Lender by the date required, effective as of the first Business Day following notification thereof from the Administrative Lender to the Borrower, the Applicable LIBOR Rate Margin shall be determined as if the Fixed Charge Coverage Ratio is less than 1.50 to 1.00 until such time as such financial statements and Compliance Certificate are received."

                  1.3 The definition of "EBITDA" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                  "`EBITDA' means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) EBIT plus (b) depreciation and amortization (other than amortization of service parts), to the extent that such depreciation and amortization are included in determining EBIT."

                  1.4 The definition of "Facility A Commitment" set forth in
         Article I of the Credit Agreement is hereby amended to read as follows:

                  "`Facility A Commitment' means $165,000,000, as reduced pursuant to Section 2.6 hereof."

                  1.5 The definition of "Fixed Charges" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                  "`Fixed Charges' means, for any date of calculation, calculated for Borrower and its Subsidiaries on a consolidated basis, the sum of, without duplication, (a) the greater of (i) Current Maturities and

                   (ii) 10% of Funded Debt, plus (b) interest expense (including interest expense pursuant to Capitalized Lease Obligations); provided, however, that (x) for purposes of calculating Fixed Charges for the quarter ending September 30, 1998, 2.50% of Funded Debt shall be utilized in the foregoing calculation,
                  (y) for purposes of calculating Fixed Charges for the quarter ending December 31, 1998, 5.0% of Funded Debt shall be utilized in the foregoing calculation and (z) for purposes of calculating Fixed Charges for the quarter ending March 31, 1999, 7.50% of Funded Debt shall be utilized in the foregoing calculation."

                  1.6 The definition of "Fixed Charge Coverage Ratio" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                  "`Fixed Charge Coverage Ratio' means the ratio of EBITDA to Fixed Charges, calculated for the four consecutive fiscal quarters immediately preceding the date of calculation; provided, however, that for each of the three consecutive fiscal quarters beginning with the fiscal quarter ending September 30, 1998, the Fixed Charge Coverage Ratio shall mean the ratio of EBITDA to Fixed Charges, calculated for the actual fiscal quarter(s) that have ended since September 29, 1998 and prior to the date of calculation."

                  1.7 The definition of "Notes" set forth in Article I of the Credit Agreement is hereby amended to read as follows:

                  "`Notes' means, collectively, the Facility A Notes, the Facility B Notes, the Swing Line Note and the Replacement Notes."

                  1.8 The definition of "Specified Percentage" set forth in
         Article I of the Credit Agreement is hereby amended to read as follows:

                  "`Specified Percentage' means, as to any Lender, the percentage indicated beside its name on the signature pages to the First Amendment, or if applicable, specified in its most recent Assignment Agreement."

                  1.9 The definition of "Subsequent Pricing Period" set forth in
         Article I of the Credit Agreement is hereby amended to read as follows:

                  "`Subsequent Pricing Period' means the period from and including the date which is the first day following the end of the First

                  Amendment Initial Pricing Period to and including the Maturity Date."

                  1.10 Section 7.1 of the Credit Agreement is hereby amended by adding a new clause (o) thereto reading as follows:

                  "(o) Subordinated Debt, not to exceed $150,000,000 in the aggregate principal amount outstanding at any time."

                  1.11 Section 7.13 of the Credit Agreement is hereby deleted in its entirety and the following is hereby substituted in lieu thereof:

                  "Section 7.13 Minimum Tangible Net Worth. The Borrower shall not permit the Tangible Net Worth to be less than an amount equal to the sum of (a) $135,000,000, plus (b) 75% of cumulative Net Income for the period from, but not including, March 31, 1998 through the date of calculation (but excluding from the calculation of such cumulative Net Income the effect, if any, of any fiscal quarter (or portion of a fiscal quarter not then ended) of the Borrower for which Net Income was a negative number, plus (c) 75% of the Net Cash Proceeds received by the Borrower as a result of any offering of Equity or pursuant to any conversion or exchange of convertible Indebtedness or preferred Capital Stock into common Capital Stock of the Borrower, plus (d) an amount equal to the net worth of any Person that becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any Subsidiary of the Borrower or substantially all of the assets of which are acquired by the Borrower or any Subsidiary of the Borrower to the extent the purchase price paid therefor is paid in equity securities of the Borrower or any Subsidiary of the Borrower."

                  1.12 Notwithstanding anything to the contrary contained in the Credit Agreement or any of the other Loan Documents, subject to the fulfillment of the following conditions precedent to the satisfaction of the Administrative Lender, the Borrower may enter into any transaction, or series of transactions, pursuant to which the Borrower may sell the Borrower's Corporate Headquarters and contemporaneously therewith leaseback the Borrower's Corporate Headquarters from the purchaser thereof:

                  (a) no Default or Event of Default shall exist immediately prior to, or after giving effect to, any of such transaction(s);

                  (b) contemporaneously with the consummation of such transaction(s), in addition to any and all other payments and/or prepayments that may be required by the Credit Agreement and/or the other Loan Documents, all of the Replacement Facility B Notes, together with any and all accrued and unpaid interest thereon, any and all costs and expenses of the Administrative Lender and/or the Lenders relating thereto and any and all other Obligations relating thereto shall have been paid in full; and

                  (c) the documentation and other aspects of such transaction(s) shall be reasonably acceptable to the Administrative Lender.

                  1.13 The Replacement Notes constitute renewals, extensions, amendments, increases (with respect to the Replacement Facility A Notes only) and restatement of the outstanding principal balances under the Facility A Notes and the Facility B Notes held by the Lenders, and are not a novation of the Obligations evidenced thereby. On the effective date of this First Amendment, the Facility A Notes and the Facility B Notes and all of the outstanding indebtedness of the Borrower thereunder shall be acquired by the Administrative Lender for the ratable benefit of the Lenders in their respective Specified Percentages (as set forth in this First Amendment). On the effective date of this First Amendment, the outstanding indebtedness of the Borrower under the Facility A Notes shall be renewed, extended, modified, increased and restated by the Replacement Facility A Notes, payable to the Lenders in their respective Specified Percentages (as set forth in this First Amendment). On the effective date of this First Amendment, the outstanding indebtedness of the Borrower under the Facility B Notes shall be renewed, extended, modified and restated by the Replacement Facility B Notes, payable to the Lenders in their respective Specified Percentages (as set forth in this First Amendment). The Borrower hereby consents to the acquisition by the Administrative Lender of the indebtedness, rights and interests described above. Except insofar as any of same may have heretofore been, or may contemporaneously herewith or hereafter be, released pursuant to written release documentation executed and delivered by the Administrative Lender, all Liens covering the Collateral, or any part thereof, under the collateral documents executed in connection with the Credit Agreement shall remain valid, binding and enforceable Liens against the Persons which granted such Liens, as security for the Replacement Notes and all of the other Obligations.

         2.       CONSENTS/WAIVERS IN CONNECTION WITH DATAFLEX ACQUISITION.
                  2.1 Subject to the terms and limitations set forth herein, the Administrative Lender and each of the Lenders hereby waive the Event of Default that would otherwise exist under clause (v) of Section 7.6 of the Credit Agreement by virtue of the fact that the aggregate consideration (exclusive of Equity in the Borrower or any Subsidiary of the Borrower, but inclusive of any Indebtedness incurred or assumed by the Borrower or any Subsidiary of the Borrower) paid or given by the Borrower and/or Borrower's Subsidiaries during calendar year 1998 in connection with Acquisitions would, by virtue of the consummation of the transactions contemplated by the Dataflex Acquisition Documents, exceed $20,000,000; PROVIDED, HOWEVER, that the foregoing waiver shall be effective only to the extent that the aggregate amount of consideration (exclusive of Equity in the Borrower or any Subsidiary of the Borrower, but inclusive of any Indebtedness incurred or assumed by the Borrower or any Subsidiary of the Borrower) paid or given by the Borrower and/or Borrower's Subsidiaries in connection with transactions contemplated by the Dataflex Acquisition Documents does not exceed $42,500,000 and only for so long as none of the material terms or provisions of any of the Dataflex Acquisition Documents are amended, modified or waived by, or with the consent of, the Borrower or any Subsidiary of the Borrower.

                  2.2 The Administrative Lender, each of the Lenders, the Borrower and each of the Guarantors hereby further agree that, notwithstanding anything to the contrary contained in any of the Loan Documents, the provisions of Sections 5.12 and 7.6 of the Credit Agreement requiring that certain property and assets of Dataflex be pledged to the Administrative Lender, as additional security for the Obligations, are hereby waived and, in lieu thereof, the Borrower and Dataflex shall grant to the Administrative Lender, for the benefit of the Lenders, the liens and security interests, and shall take the other actions, required by paragraphs 3 and 4 hereof.

         3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE BORROWER AND THE GUARANTORS. By its execution and delivery hereof, each of the Borrower and each Guarantor hereby represents and warrants to the Administrative Lender and to each Lender, and hereby covenants and agrees with the Administrative Lender and each Lender, that, as of the date hereof and after giving effect to the amendments contemplated by Section 1 hereof:

                  (a) The representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date, except to the extent that any representation or warranty, by its own terms, relates only to a different specific date;

                  (b) No event has occurred and is continuing which constitutes a Default or an Event of Default;

                  (c) Each of Borrower and each Guarantor has full power and authority to execute and deliver this First Amendment, and this First Amendment, the Credit Agreement, as amended hereby, and each of the other Loan Documents constitute the legal, valid and binding obligations of Borrower and each Guarantor, as applicable, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

                  (d) No authorization, approval consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the respective Board of Directors of Borrower or either Guarantor) is required for the execution, delivery or performance by Borrower and each Guarantor of this First Amendment;

                  (e)      Neither CIC nor Dataflex has any Subsidiaries;

                  (f) On or before December 31, 1998, all distribution centers of Dataflex, shall have been closed and any and all inventory and other property of Dataflex located at such facilities shall have been moved to distribution centers, or other facilities, of the Borrower;

                  (g) From and after the effective date of the merger of Dataflex and the Acquisition Subsidiary, the aggregate fair market value of Dataflex's inventory shall not, at any time, exceed $6,000,000; provided, further, that from and after December 31, 1998 Dataflex shall not own any inventory whatsoever;

                  (h) From and after December 31, 1998, Dataflex shall not generate or create any material new accounts receivables or other receivables;

                  (i) Promptly following the consummation of the transactions contemplated by the Dataflex Acquisition Documents, the Borrower shall execute and deliver to the Administrative Lender such pledge agreements, security agreements, financing statements, stock certificates and stock powers (all in form and substance acceptable to the Administrative Lender), and shall take such other actions and do such other things, as the Administrative Lender shall reasonably require in order to create a first priority Lien in favor of the Administrative Lender, for the benefit of the Lenders, covering all of the issued and outstanding capital stock and other indicia of ownership, whether then existing or thereafter arising, of Dataflex, as additional security for the Obligations; and

                  (j) Upon request of the Administrative Lender and the Determining Lenders, the Borrower shall hereafter promptly deliver to the Administrative Lender any and all security agreements, financing statements, subordination agreements and other documents, agreements and instruments, in each case duly executed by Dataflex and any other necessary or appropriate Person(s), as the Administrative Lender shall, from time to time, reasonably require in order to create a first priority Lien in favor of the Administrative Lender covering all of the accounts receivable and other receivables of Dataflex, as security for the Obligations.

         4. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of the date first above written, subject to the following:

                  (a) The Administrative Lender shall have received counterparts of this First Amendment executed by each Lender;

                  (b) The Administrative Lender shall have received counterparts of this First Amendment executed by the Borrower and by each Guarantor;

                  (c) The Administrative Lender shall have received a Subsidiary Guaranty executed by Dataflex;

                  (d) The Borrower shall have pledged to the Administrative Lender, for the benefit of the Lenders, as additional security for the Obligations, all of the issued and outstanding capital stock and other indicia of ownership, whether now existing or hereafter arising, of the Acquisition Subsidiary, pursuant to documentation acceptable to the Administrative Lender;

                  (e) The Administrative Lender shall have received the Replacement Notes, executed by the Borrower;

                  (f) The Administrative Lender shall have received indorsement(s), in form and substance acceptable to the Administrative Lender, to the existing mortgagee title policy in favor of the Administrative Lender and the Lenders, covering the Borrower's Corporate Headquarters, confirming that the Lien in favor of the Administrative Lender and the Lenders, and such existing mortgagee title policy, with respect to the Borrower's Corporate Headquarters cover the Replacement Facility B Notes and that neither such Lien nor such mortgagee title policy are adversely affected by the execution and delivery of such Replacement Facility B Notes;

                  (g) Prior to the consummation of the transactions contemplated by the Dataflex Acquisition Documents, the Administrative Lender shall have received such corporate resolutions, opinions, certificates and other information, documents and papers as the Administrative Lender shall have reasonably requested, in each case, executed by all necessary or appropriate parties and in form and substance acceptable to the Administrative Lender; and

                  (h) The transactions contemplated by the Dataflex Acquisition Documents shall have been consummated in accordance with the terms and provisions of the Dataflex Acquisition Documents, to the reasonable satisfaction of the Administrative Lender.

         5.       REFERENCE TO THE CREDIT AGREEMENT.

                  (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

                  (b) The Credit Agreement, as amended by the amendments referred to above, and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by each of the Borrower and each Guarantor. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and agrees that neither this First Amendment nor the transactions contemplated hereby shall release, terminate, diminish or otherwise adversely affect any Guaranty or Collateral Document executed by such Guarantor in connection with the Credit Agreement or any of such Guarantor's obligations thereunder.

         6. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Lender with respect thereto and with respect to advising the Administrative Lender as to its rights and responsibilities under the Credit Agreement, as hereby amended).

         7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, each Guarantor, the Administrative Lender and each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


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                                      -11-

         IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


BORROWER:               COMPUCOM SYSTEMS, INC.

                            By:   /s/ Daniel Celoni
                                ----------------------------
                                 Name:  Daniel Celoni
                                        --------------------
                                 Title: Treasurer
                                        --------------------

GUARANTORS:             COMPUCOM PROPERTIES, INC.

                            By:    /s/ M. Lazane Smith
                                ----------------------------
                                 Name:  M. Lazane Smith
                                       ---------------------
                                 Title:   President
                                       ---------------------

                        COMPUTER INTEGRATION CORP.

                            By:    /s/ Daniel Celoni
                                ----------------------------
                                 Name: Daniel Celoni
                                       ---------------------
                                 Title:   V. P.
                                       ---------------------


ADMINISTRATIVE LENDER   NATIONSBANK, N.A., successor by merger to NationsBank of
                              Texas, N.A., as Administrative Lender

                            By:    /s/ Timothy M. O'Connor
                                ----------------------------
                                 Name:  Timothy M. O'Connor
                                       ---------------------
                                 Title: Vice President
                                       ---------------------

LENDERS: NATIONSBANK, N.A., successor by merger to NationsBank of Texas, N.A., as a Lender, Swing Line Bank and Issuing Bank
Specified Percentage:  14.210526316%
                                       By:      /s/ Timothy M. O'Connor
                                           -------------------------------
                                                Name:  Timothy M. O'Connor
                                                      --------------------
                                                Title: Vice President
                                                      --------------------


                                       SANWA BUSINESS CREDIT CORPORATION

Specified Percentage:  8.947368421%
                                       By:      /s/ Stanley Kaminski
                                           -------------------------------
                                                Name:  Stanley Kaminski
                                                      --------------------
                                                Title: Vice President
                                                      --------------------


                                       FIRST UNION NATIONAL BANK, successor by
                                       merger to Corestates Bank, N.A.

Specified Percentage:  10.526315789%
                                       By:      /s/ Robert A. Brown
                                           -------------------------------
                                                Name:  Robert A. Brown
                                                      --------------------
                                                Title: Vice President
                                                      --------------------



                                       NATIONAL CITY BANK OF KENTUCKY

Specified Percentage:  10.526315789%
                                       By:      /s/ Lisa M. Mahoney
                                           -------------------------------
                                                Name:  Lisa M. Mahoney
                                                      --------------------
                                                Title: Assistant Vice President
                                                      -------------------------


                                       PNC BANK, NATIONAL ASSOCIATION,
                                       successor-by- merger to Midlantic
                                       Bank, N.A.

Specified Percentage:  10.526315789%
                                       By:      /s/ Joseph G. Meterchick
                                           -------------------------------
                                                Name:  Joseph G. Meterchick
                                                      --------------------
                                                Title: Vice President
                                                      --------------------


                                       CREDIT LYONNAIS NEW YORK BRANCH
Specified Percentage:  7.894736842%
                                       By:      /s/ Robert Ivosevich
                                           -------------------------------
                                                Name:  Robert Ivosevich
                                                      --------------------
                                                Title: Senior Vice President
                                                      ----------------------

                                       UNION BANK OF CALIFORNIA, N.A.
Specified Percentage:  8.947368421%
                                       By:      /s/ Ann Yasuda
                                           -------------------------------
                                                Name:  Ann Yasuda
                                                      ----------------------
                                                Title: Vice President
                                                      ----------------------

                                       By:
                                           -------------------------------
                                                Name:
                                                      ----------------------
                                                Title:
                                                      ----------------------

                                       NATIONAL BANK OF CANADA
Specified Percentage:  8.947368421%
                                       By:      /s/ Bill Handley
                                           -------------------------------
                                                Name:  Bill Handley
                                                      ----------------------
                                                Title: Vice President
                                                      ----------------------

                                       By:      /s/ Larry L. Sears
                                           -------------------------------
                                                Name:  Larry L. Sears
                                                      ----------------------
                                                Title: Vice President and
                                                       Manager
                                                      ----------------------

                                       COMERICA BANK
Specified Percentage:  8.947368421%
                                       By:      /s/ Reginald M. Goldsmith III
                                           -------------------------------
                                                Name:  Reginald M. Goldsmith III
                                                      ----------------------
                                                Title: Vice President
                                                      ----------------------

                                       FLEET NATIONAL BANK
Specified Percentage:  10.526315789%
                                       By:      /s/ Frank Benesh
                                           -------------------------------
                                                Name:  Frank Benesh
                                                      ----------------------
                                                Title: Vice President
                                                      ----------------------